Intangible Assets and Other Assets	12 Months Ended
Dec. 31, 2025
Intangible Assets, Goodwill and Other Assets Disclosure [Abstract]
Intangible Assets and Other Assets

Note 5: Intangible Assets and Other Assets
Intangible assets include mortgage servicing rights (MSRs), goodwill, and customer relationship and other intangibles. For additional information on MSRs, see Note 6 (Mortgage Banking Activities). Customer relationship and other intangibles, which are included in other assets on our consolidated balance sheet, had a net carrying value of $823 million and $73 million at December 31, 2025 and 2024, respectively.

In April 2025, we acquired the remaining interest in our merchant services joint venture and recognized an intangible asset of
$877 million related to the merchant relationships. We are amortizing this intangible asset on a straight-line basis over seven years. Estimated future amortization expense for this intangible asset is $125 million for each of the years ended December 31, 2026, 2027, 2028, 2029, and 2030, respectively.

Table 5.1 shows the allocation of goodwill to our reportable operating segments.
Table 5.1: Goodwill

(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate	Consolidated Company
December 31, 2023	$16,418	2,933	5,375	344	105	25,175
Foreign currency translation	—	(8)	—	—	—	(8)
December 31, 2024	16,418	2,925	5,375	344	105	25,167
Divestitures (1)	—	—	(101)	—	(105)	(206)
Foreign currency translation	—	6	—	—	—	6
December 31, 2025	$16,418	2,931	5,274	344	—	24,967
(1)Related to the sales of the non-agency portion of our commercial mortgage third-party servicing business (Corporate and Investment Banking) and the rail car leasing business (Corporate).
Table 5.2 presents the components of other assets.
Table 5.2: Other Assets

(in millions)	Dec 31, 2025	Dec 31, 2024
Corporate/bank-owned life insurance (1)	$19,757	19,751
Accounts receivable (2)	19,651	19,608
Interest receivable:
AFS and HTM debt securities	1,660	1,544
Loans	3,330	3,420
Trading and other	1,872	1,371
Loans held for sale (3)(4)	4,482	2,673
Mortgage servicing rights (3)	6,327	7,779
Operating lease assets (lessor) (4)	4,999	5,286
Operating lease right-of-use (ROU) assets (lessee)	3,641	3,850
Other (5)	15,578	13,951
Total other assets	$81,297	79,233
(1)Corporate/bank-owned life insurance is recognized at cash surrender value.
(2)Includes derivatives clearinghouse receivables and trade date receivables.
(3)In fourth quarter 2025, certain LHFS and MSRs were reclassified to other assets on our consolidated balance sheet. Prior period balances have been revised to conform with the current period presentation. For additional information, see Note 1 (Summary of Significant Accounting Policies).
(4)In May 2025, the Company announced it entered into an agreement to sell the assets of its rail car leasing business. The related finance leases of $1.0 billion were included in loans held for sale, and the related operating lease assets of $4.3 billion were designated as held for sale and remained in operating lease assets. This sale closed on January 1, 2026.
(5)Includes income tax receivables and prepaid expenses.